UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 28, 2012, Kindred Healthcare, Inc. (the “Company”) notified Ventas, Inc. (“Ventas”) (NYSE:VTR) that it is revoking the previously delivered master lease agreement renewal notice for one renewal bundle containing six nursing and rehabilitation centers and two long-term acute care (“LTAC”) hospitals (the “Revoked Facilities”). The current lease term for the Revoked Facilities is scheduled to expire on April 30, 2013. The Revoked Facilities are contained in one of the seven renewal bundles that the Company previously announced on February 23, 2012 that it does not intend to renew. In total, including the Revoked Facilities, these seven renewal bundles contain 54 nursing and rehabilitation centers and ten LTAC hospitals. The Company has until April 30, 2012 to make a final decision with respect to the remaining renewals.

On November 29, 2011 and as previously reported, the Company provided Ventas with a notice to renew the leases for 13 nursing and rehabilitation centers and three LTAC hospitals. These facilities are grouped into two separate renewal bundles, the Revoked Facilities and another bundle containing seven nursing and rehabilitation centers and one LTAC hospital. The previously delivered notice to renew the leases for the bundle containing seven nursing and rehabilitation centers and one LTAC hospital was unaffected by the March 28, 2012 notice to Ventas. The master lease agreements with Ventas require that the Company renew all or none of the facilities by specified renewal bundles.

Under the master lease agreements, Ventas initiated an appraisal process to establish a new fair market rental (as defined in the master lease agreements) (“FMR”) for the Revoked Facilities. Under the master lease agreements, since Ventas initiated the appraisal process for the Revoked Facilities, the Company was entitled to revoke the renewal only for that bundle, whether or not the determination of FMR has been completed.

Additional information regarding the master lease agreements is contained in the Company’s Form 10-K for the year ended December 31, 2011 and copies of the master lease agreements are filed with the Securities and Exchange Commission as exhibits to such Form 10-K.

Cautionary Statement

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from the Company’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Factors that may affect the Company’s plans or results include, without limitation:

•	the impact of healthcare reform, which will initiate significant reforms to the United States healthcare system, including potential material changes to the delivery of healthcare services and the reimbursement paid for such services by the government or other third party payors. Healthcare reform will impact each of the Company’s businesses in some manner. Due to the substantial regulatory changes that will need to be implemented by the Centers for Medicare and Medicaid Services (“CMS”) and others, and the numerous processes required to implement these reforms, the Company cannot predict which healthcare initiatives will be implemented at the federal or state level, the timing of any such reforms, or the effect such reforms or any other future legislation or regulation will have on the Company’s business, financial position, results of operations and liquidity,

•

the impact of final rules issued by CMS on July 29, 2011 which significantly reduced Medicare reimbursement to nursing centers and changed payments for the provision of group therapy services effective October 1, 2011,

•

the impact of the Budget Control Act of 2011 which will automatically reduce federal spending by approximately $1.2 trillion split evenly between domestic and defense spending. At this time, the Company believes this will result in an automatic 2% reduction on each claim submitted to Medicare beginning February 1, 2013,

•

changes in the reimbursement rates or the methods or timing of payment from third party payors, including commercial payors and the Medicare and Medicaid programs, changes arising from and related to the Medicare prospective payment system for LTAC hospitals, including potential changes in the Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursements for the Company’s nursing and rehabilitation centers, inpatient rehabilitation hospitals and home health and hospice operations, and the expiration of the Medicare Part B therapy cap exception process,

•	the effects of additional legislative changes and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry,

•

the impact of the Medicare, Medicaid and SCHIP Extension Act of 2007 (the “SCHIP Extension Act”), including the ability of the Company’s hospitals to adjust to potential LTAC certification, medical necessity reviews and the moratorium on future hospital development,

•

the impact of the expiration of several moratoriums in 2012 under the SCHIP Extension Act which could impact the short stay rules, the budget neutrality adjustment as well as implement the “25 Percent Rule,” which would limit certain patient admissions,

•

the Company’s ability to integrate the operations of the acquired hospitals and rehabilitation services operations and realize the anticipated revenues, economies of scale, cost synergies and productivity gains in connection with the RehabCare Group, Inc. (“RehabCare”) acquisition and any other acquisitions undertaken, as and when planned, including the potential for unanticipated issues, expenses and liabilities associated with those acquisitions,

•	the potential for diversion of management time and resources in seeking to integrate RehabCare’s operations,

•

the impact of the Company’s significantly increased levels of indebtedness as a result of the RehabCare acquisition on the Company’s funding costs, operating flexibility and ability to fund ongoing operations, development capital expenditures or other strategic acquisitions with additional borrowings, particularly in light of ongoing volatility in the credit and capital markets,

•

the Company’s ability to successfully pursue its development activities, including through acquisitions, and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations,

•	the potential failure to retain key employees of RehabCare,

•	failure of the Company’s facilities to meet applicable licensure and certification requirements,

•	the further consolidation and cost containment efforts of managed care organizations and other third party payors,

•	the Company’s ability to meet its rental and debt service obligations,

•

the Company’s ability to operate pursuant to the terms of its debt obligations, including the Company’s obligations under financings undertaken to complete the RehabCare acquisition, and the Company’s ability to operate pursuant to its master lease agreements with Ventas,

•

the condition of the financial markets, including volatility and weakness in the equity, capital and credit markets, which could limit the availability and terms of debt and equity financing sources to fund the requirements of the Company’s businesses, or which could negatively impact the Company’s investment portfolio,

•	national and regional economic, financial, business and political conditions, including their effect on the availability and cost of labor, credit, materials and other services,

•	the Company’s ability to control costs, particularly labor and employee benefit costs,

•	increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel,

•	the Company’s ability to attract and retain key executives and other healthcare personnel,

•

the increase in the costs of defending and insuring against alleged professional liability and other claims and the Company’s ability to predict the estimated costs related to such claims, including the impact of differences in actuarial assumptions and estimates compared to eventual outcomes,

•	the Company’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability and other claims,

•	the Company’s ability to successfully dispose of unprofitable facilities,

•	events or circumstances which could result in the impairment of an asset or other charges,

•	changes in generally accepted accounting principles or practices, and changes in tax accounting or tax laws (or authoritative interpretations relating to any of these matters), and

•	the Company’s ability to maintain an effective system of internal control over financial reporting.

Many of these factors are beyond the Company’s control. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 30, 2012	By:	/s/ Joseph L. Landenwich
Joseph L. Landenwich
Senior Vice President, Corporate Legal Affairs and Corporate Secretary